                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        Scudder International Fund, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       8/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder International Fund

Annual Report to Shareholders

August 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2003

Classes A, B, and C

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder International Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	3.28%	-15.06%	-1.21%	3.85%
Class B(a)	2.47%	-15.73%	-1.96%	3.04%
Class C(a)	2.50%	-15.74%	-1.96%	3.05%
MSCI EAFE & Canada Index+	10.18%	-11.15%	-.14%	2.68%

Scudder International Fund	1-Year	Life of Class*
Class I++	3.90%	-13.69%
MSCI EAFE & Canada Index+	10.18%	-9.53%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I
Net Asset Value: 8/31/03	$ 33.18	$ 32.74	$ 32.74	$ 33.28
8/31/02	$ 32.35	$ 31.95	$ 31.94	$ 32.42
Distribution Information: Twelve Months: Income Dividends	$ .22	$ -	$ -	$ .37

Class A Lipper Rankings - International Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	660	of	831	80
3-Year+++	404	of	627	65

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder International Fund - Class A(c) [] MSCI EAFE & Canada Index+

Yearly periods ended August 31

Comparative Results (Adjusted for Sales Charge)
Scudder International Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$9,734	$5,776	$8,867	$13,748
	Average annual total return	-2.66%	-16.72%	-2.38%	3.23%
Class B(c)	Growth of $10,000	$9,947	$5,870	$8,988	$13,489
	Average annual total return	-.53%	-16.27%	-2.11%	3.04%
Class C(c)	Growth of $10,000	$10,145	$5,923	$8,968	$13,375
	Average annual total return	1.45%	-16.02%	-2.16%	2.95%
MSCI EAFE & Canada Index+	Growth of $10,000	$11,018	$7,015	$9,929	$13,028
	Average annual total return	10.18%	-11.15%	-.14%	2.68%

Scudder International Fund		1-Year	Life of Class*
Class I++	Growth of $10,000	$10,390	$6,756
	Average annual total return	3.90%	-13.69%
MSCI EAFE & Canada Index+	Growth of $10,000	$11,018	$7,657
	Average annual total return	10.18%	-9.53%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B, C and I

* Class I commenced operations on December 29, 2000. Index returns begin December 31, 2000.
a On December 29, 2000 the Fund began offering additional classes of shares, namely the Class B and Class C. In addition, Class R shares were redesignated as Class A shares. Returns shown for Class A prior to August 2, 1999 and prior to December 29, 2000 for Class B and C shares are derived from the historical performance of Class S shares of the Scudder International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A shares from August 2, 1999 to December 29, 2000 reflect Class R performance adjusted for the maximum sales charge. Returns prior to August 2, 1999 for Class A shares, and prior to December 29, 2000 for Class B and Class C shares, are derived from the historical performance of Class S shares of Scudder International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ Class I shares are not subject to sales charge.
+++ On December 29, 2000, Class R shares were redesignated as Class A shares. Rankings shown for Class A prior to December 29, 2000 reflect Class R performance.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Barrett International Shares

Average Annual Total Returns
Scudder International Fund	1-Year	3-Year	5-Year	Life of Class*
Barrett International Shares	3.77%	-14.78%	-.82%	-2.09%
MSCI EAFE & Canada Index+	10.18%	-11.15%	-.14%	-2.54%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Barrett International Shares
Net Asset Value: 8/31/03	$ 33.51
8/31/02	$ 32.61
Distribution Information: Twelve Months: Income Dividends	$ .30

Barrett International Shares Lipper Rankings - International Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	640	of	831	77
3-Year	390	of	627	63
5-Year	256	of	460	56

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder International Fund - Barrett International Shares [] MSCI EAFE & Canada Index+

Yearly periods ended August 31

Comparative Results
		1-Year	3-Year	5-Year	Life of Class*
Barrett International Shares	Growth of $10,000	$10,377	$6,188	$9,598	$8,922
	Average annual total return	3.77%	-14.78%	-.82%	-2.09%
MSCI EAFE & Canada Index+	Growth of $10,000	$11,018	$7,015	$9,929	$8,718
	Average annual total return	10.18%	-11.15%	-.14%	-2.54%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Barrett International Shares

* The Barrett International Shares commenced operations on April 3, 1998. Index returns begin April 30, 1998.
+ The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the Fund's most up-to-date performance.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns
Scudder International Fund	1-Year	3-Year	5-Year	10-Year
Class S	3.62%	-14.83%	-.91%	4.15%
Class AARP(a)	3.53%	-14.85%	-.92%	4.14%
MSCI EAFE & Canada Index+	10.18%	-11.15%	-.14%	2.68%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 8/31/03	$ 33.34	$ 33.36
8/31/02	$ 32.51	$ 32.51
Distribution Information: Twelve Months: Income Dividends	$ .30	$ .30

Class S Lipper Rankings - International Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	649	of	831	79
3-Year	392	of	627	63
5-Year	258	of	460	56
10-Year	44	of	107	41

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder International Fund - Class S [] MSCI EAFE & Canada Index+

Yearly periods ended August 31

Comparative Results
Scudder International Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,362	$6,179	$9,554	$15,018
	Average annual total return	3.62%	-14.83%	-.91%	4.15%
Class AARP(a)	Growth of $10,000	$10,353	$6,174	$9,546	$15,006
	Average annual total return	3.53%	-14.85%	-.92%	4.14%
MSCI EAFE & Canada Index+	Growth of $10,000	$11,018	$7,015	$9,929	$13,028
	Average annual total return	10.18%	-11.15%	-.14%	2.68%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

a Returns shown for Class AARP shares for the period prior to its inception on August 14, 2000 are derived from the historical performance of Class S shares of Scudder International Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Shareholders of Class S redeeming shares held less than six months will have a lower return due to the effect of the 2% redemption fee.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Scudder International Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder International Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), London, England, an affiliate of the advisor, is the subadvisor for the fund. DeAMIS provides a full range of international investment advisory services to institutional and retail clients.

Portfolio Management Team

Alex Tedder

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1994 and the fund in 2002.

• Previously managed European equities and responsible for insurance sector with 4 years of experience at Schroder Investment Management.

• Head of International Select Equity strategy; portfolio manager and analyst for Core EAFE strategy: London.

• MA, Freiburg University.

Clare Gray

CFA, Director of Deutsche Asset Management and Manager of the fund.

• Joined Deutsche Asset Management in 1993 and the fund in 2002.

• Portfolio manager with primary focus on European markets and senior analyst covering global telecommunications.

• Over 10 years of investment industry experience.

Marc Slendebroek

Director of Deutsche Asset Management and Manager of the fund.

• Joined Deutsche Asset Management in 1994 and the fund in 1999.

• Over 13 years of investment industry experience.

• MA, University of Leiden (Netherlands).

In the following interview, Lead Manager Alex Tedder discusses Scudder International Fund's strategy and the market environment during the 12-month period ended August 31, 2003.

Q: How did the international markets perform during the reporting period?

A: International stocks performed well over the past year, although markets around the world experienced weakness from the beginning of the period through mid-March. Prior to this time, the down market of the past three years continued as investors worried about weak corporate earnings results, continued sluggishness in the global economy and uncertainty related to the pending war in Iraq. The negative backdrop quickly changed for the better, however, once it became apparent that the war would be executed quickly. Sensing bargains in the global stock markets, investors grew less risk-averse and poured money back into stocks. Many of the underperformers of 2002, including companies in the financials, capital goods, technology and media sectors, were major beneficiaries of the improvement in sentiment.

European markets were relatively weak during much of the fiscal year due to disappointing economic growth, as consumption stagnated and export demand was negatively affected by economic weakness overseas. In Japan, improved market sentiment fueled a strong rally during the spring and summer as foreign investors became encouraged about the prospects of an economic recovery. Emerging markets performed well, led by strong commodity prices, economic stabilization in the Latin American region and a quick recovery in emerging Asian markets following the SARS epidemic.

Q: How did the fund perform in this environment?

A: For the 12-month period ended August 31, 2003, the total return of the fund's Class A shares was 3.28% (unadjusted for sales charges). (Please see pages 3 through 10 for the performance of other share classes.) The fund trailed the 10.18% total return of its unmanaged benchmark, the MSCI EAFE&Canada Index.

The fund's underweight position in Japan was the largest detractor from performance. Toward the end of the period, foreign investors rotated out of the exporters and into companies in the information technology and financials sectors.1 We maintained an underweight position in many of these stocks due to concerns about their earnings prospects and fundamental health. The strong performance of smaller companies worldwide also negatively affected the fund's relative performance. Small-cap stocks in Europe and Japan outperformed the broader indices dramatically from March onward as investors became less risk-averse. Since we retain a large-cap focus in the fund, we were unable to participate in much of this move.

1 "Overweight" means a fund holds a higher weighting in a given sector or stocks than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

On a sector basis, both an overweight in the health care sector and an underweight in the financials sector detracted from performance. In general, health care stocks continued to suffer from declining expectations and earnings downgrades. We feel at this point, however, that the market has become overly pessimistic and is factoring excessively low growth rates into stock prices. Financials performed well during the period, but the fund is underweight in this sector relative to the benchmark due to concerns regarding the balance sheet strength of a number of large financial institutions in Europe and Japan.

Telecommunications, where we were overweight, proved to be one of the stronger-contributing sectors to performance during the year, largely as a result of many companies' effective cost-cutting measures and improved balance sheets. An early rally within this sector proved sustainable, and the fund's performance benefited as a result. Also contributing to the fund's performance were select holdings in the energy sector, which benefited from higher oil prices.

Q: How would you describe your management process.

A: We continue to emphasize individual security research, using our seasoned team of analysts to seek to identify fast-growing, attractively valued companies with strong financials and capable management teams.

One of our key metrics is "cash-flow return on investment," or CFROI. Put simply, this means that a company's investments (in technology or equipment, for example) are, in total, generating positive cash flow. We believe this is a sign of both sound management and financial strength. We focus on companies that can demonstrate rising CFROI even if the economic environment remains sluggish. Although the fund underperformed over the past year - a time in which enthusiastic investors bid up the prices of lower-quality companies - this approach has allowed us to identify and invest in what we believe to be some of the world's best companies. We believe that maintaining this disciplined and consistent approach will enable us to improve the fund's performance over time.

Q: How is the fund positioned with respect to industry sectors?

A: We have maintained a balanced portfolio, with exposure to both fast-growing companies and those that are more sensitive to economic trends. Industrials are the largest overweight segment, as we believe the sector remains attractively valued given that cost-cutting initiatives should lead to stronger earnings (and by extension, higher stock prices). We believe the sector should also benefit from increased spending in non-technology capital expenditures due to the increased need to update plant and equipment, an area that largely had been neglected in the late 1990s. We also have maintained an overweight position in telecommunication services, as the sector continues to benefit from decreasing costs and strong cash flows. The fund remains overweight in the overall information technology sector. Many of the companies in this industry have been benefiting from higher semiconductor (computer chip) prices, continued cost-cutting initiatives and an uptick in capital spending on the part of corporations around the world.

Consumer staples remain an underweight in the portfolio.2 However, we believe companies in the industry are becoming more attractively valued in relation to companies in other industries. As a result, we have been monitoring the sector for potential opportunities. As mentioned earlier, the portfolio is also underweight in financial stocks, particularly European retail banks, where we believe earnings have peaked.

2 Consumer staples stocks are those that make products consumers need to buy regardless of economic conditions, such as food and beverages.

Q: How is the fund positioned on a regional basis?

A: Despite the current economic weakness in Continental Europe, we have maintained an overweight position in the region. Valuations and dividend yields look attractive, and many of the portfolio's holdings are not dependent on European economic growth (which remains anemic) to sustain cash flows. We continue to add selectively to the fund's exposure to emerging markets, where stock prices - in our view - continue to reflect a degree of risk that is not justified by economic and individual company fundamentals. The fund remains underweight in Japan. However, we continue to review our positions in the region to evaluate further opportunities to increase the fund's weighting.

Q: Any final thoughts for investors?

A: The stock market always presents us with ups and downs, and we are fortunate that the past five months were squarely in the "up" column. As a result, those who became frightened and exited the market late in 2002 or early in 2003 - locking in their losses in the process - have been unable to participate in the subsequent rebound. We urge investors to keep this in mind during the inevitable periods when the global stock markets do not perform as well as they did this past summer. No matter what the market environment, however, we believe the best approach is to maintain a diversified portfolio and to remain focused on your long-term objectives rather than short-term market fluctuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2003

Asset Allocation	8/31/03	8/31/02

Common Stocks	99%	98%
Preferred Stocks	1%	1%
Cash Equivalents	-	1%
	100%	100%

Geographical (Excludes Cash Equivalents)	8/31/03	8/31/02

Europe (excluding United Kingdom)	52%	48%
United Kingdom	18%	23%
Japan	18%	20%
Pacific Basin	8%	6%
Latin America	2%	1%
Canada	1%	2%
Africa	1%	-
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	8/31/03	8/31/02

Financials	22%	18%
Consumer Discretionary	13%	17%
Industrials	12%	12%
Health Care	10%	11%
Telecommunication Services	10%	7%
Energy	9%	12%
Information Technology	9%	5%
Materials	7%	6%
Consumer Staples	5%	8%
Utilities	3%	4%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2003 (21.8% of Portfolio)
1. Total SA Producer of oil and natural gas	France	3.5%
2. Nestle SA Producer and seller of food products	Switzerland	2.6%
3. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	2.1%
4. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	2.0%
5. Credit Suisse Group Provider of universal banking services	Switzerland	2.0%
6. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.0%
7. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	2.0%
8. BP PLC Exporter and producer of oil and natural gas	United Kingdom	1.9%
9. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	1.9%
10. Koninklijke (Royal) Philips Electronics NV Manufacturer of lighting and electronic products	Netherlands	1.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2003

	Shares	Value ($)

Common Stocks 99.2%
Australia 2.2%
Australia & New Zealand Banking Group Ltd.	831,039	9,423,833
Foster's Group Ltd.	3,052,400	8,969,524
Telstra Corp., Ltd.	2,849,799	9,259,553
Westpac Banking Corp., Ltd.	1,083,543	10,975,709
(Cost $35,608,541)		38,628,619
Belgium 0.0%
Dexia	21,364	266,293
Dexia Strip VVPR*	80,150	880
(Cost $232,533)		267,173
Brazil 0.9%
Companhia Vale do Rio Doce (ADR)* (Cost $11,268,820)	407,606	15,264,845
Canada 1.1%
Bank of Nova Scotia	224,139	9,947,007
Sun Life Financial, Inc.	394,339	8,644,916
(Cost $15,763,123)		18,591,923
Denmark 0.8%
A P Moller - Maersk AS (Cost $14,752,257)	2,124	13,948,263
Finland 2.4%
Nokia Oyj (ADR)	844,846	13,762,541
Nokia Oyj	929,286	15,226,484
Stora Enso Oyj "R"	947,627	12,342,511
(Cost $35,010,966)		41,331,536
France 11.6%
Autoroutes du Sud de la France	487,334	13,781,147
Aventis SA	368,421	17,899,500
BNP Paribas SA	597,926	29,798,427
Compagnie de Saint-Gobain	350,641	13,704,781
Compagnie Generale des Etablissements Michelin "B"	265,100	10,766,091
Credit Agricole SA	679,800	12,915,424
Dassault Systemes SA	124,763	4,507,784
European Aeronautic & Space Co.	726,100	11,482,603
Lafarge SA*	6,963	467,600
Orange SA*	1,013,606	9,406,050
Schneider Electric SA	324,208	17,510,303
Total SA	397,788	61,028,051
(Cost $158,193,208)		203,267,761
Germany 9.1%
Allianz AG (Registered)	257,900	23,000,764
Altana AG	77,800	3,990,900
BASF AG	365,089	16,815,454
Bayerische Motoren Werke AG	255,754	10,108,476
DaimlerChrysler AG (Registered)	173,000	6,590,704
Deutsche Telekom AG (Registered)	1,854,358	26,473,926
E.ON AG	567,453	29,351,630
SAP AG	42,100	5,053,400
Schering AG	213,687	8,598,347
Siemens AG*	493,792	30,584,724
(Cost $134,525,576)		160,568,325
Hong Kong 0.6%
Hutchison Whampoa Ltd. (Cost $8,486,628)	1,414,000	10,424,720
Hungary 0.9%
OTP Bank Rt (GDR)* (Cost $13,263,007)	665,600	15,175,680
India 0.2%
Infosys Technologies Ltd. (Cost $4,117,975)	44,400	3,792,016
Ireland 0.5%
Bank of Ireland (Cost $8,063,494)	730,992	8,694,057
Italy 3.2%
Assicurazioni Generali SpA	303,400	6,520,604
Autostrade Concessioni e Costruzioni Autostrade SpA "A"	600,433	8,183,098
Eni SpA	1,721,918	26,020,301
UniCredito Italiano SpA	3,361,989	15,617,736
(Cost $52,578,601)		56,341,739
Japan 18.0%
Bridgestone Corp.	1,589,000	22,117,650
Canon, Inc.	601,000	28,880,123
Dai Nippon Printing Co., Ltd.	989,525	12,603,740
FANUC Ltd.	128,000	8,442,332
Fuji Photo Film Co., Ltd.	768,000	23,024,541
Fujisawa Pharmaceutical Co., Ltd.	545,000	10,456,979
Honda Motor Co., Ltd.	209,359	8,518,183
Ito-Yokado Co., Ltd.	273,000	7,833,740
KDDI Corp.	2,639	13,495,079
Mitsubishi Corp.	3,013,000	25,447,068
Mitsui & Co., Ltd.	2,083,000	13,292,518
Mitsui Fudosan Co., Ltd.	1,684,000	13,573,549
Nikko Cordial Corp.	1,013,000	4,867,814
Nissan Motor Co., Ltd.	2,248,233	24,129,821
Nomura Holdings, Inc.	1,440,852	20,956,501
NTT DoCoMo, Inc.	10,822	27,809,328
Ricoh Co., Ltd.	504,000	9,281,768
Sony Corp.	66	2,171
Takeda Chemical Industries, Ltd.	316,200	11,429,731
Toyota Motor Corp.	1,080,600	29,804,548
(Cost $283,255,643)		315,967,184
Korea 2.8%
LG Electronics, Inc.	118,800	6,473,563
POSCO	75,100	8,887,952
Samsung Electronics Co., Ltd.	93,261	34,541,111
(Cost $31,538,048)		49,902,626
Mexico 1.0%
Grupo Financiero BBVA Bancomer SA de CV "B"*	11,426,563	9,265,340
Telefonos de Mexico SA de CV (ADR)	282,417	8,560,059
(Cost $18,281,074)		17,825,399
Netherlands 6.0%
ASML Holding NV*	366,601	5,777,327
ING Groep NV	1,159,200	22,609,073
Koninklijke (Royal) Philips Electronics NV	1,303,200	31,772,066
Koninklijke Ahold NV*	1,132,600	10,696,863
Reed Elsevier NV	759,538	8,374,611
TPG NV	555,368	10,368,387
Unilever NV	294,202	16,380,796
(Cost $98,571,503)		105,979,123
Russia 1.0%
LUKOIL (ADR)	136,771	10,640,784
YUKOS (ADR)	135,000	7,728,750
(Cost $14,888,977)		18,369,534
South Africa 0.5%
Harmony Gold Mining Co., Ltd. (ADR) (Cost $8,502,003)	618,600	8,845,980
Spain 3.8%
Banco Popular Espanol SA	311,506	14,025,931
Banco Santander Central Hispano SA	1,314,661	11,218,020
Iberdrola SA	737,105	12,530,885
Telefonica SA*	2,428,687	28,592,212
(Cost $59,507,089)		66,367,048
Sweden 1.5%
Sandvik AB	260,262	6,989,846
Telefonaktiebolaget LM Ericsson "B"*	12,626,572	19,334,632
(Cost $18,739,078)		26,324,478
Switzerland 11.8%
ABB Ltd.*	2,231,600	12,731,059
Credit Suisse Group (Registered)	1,149,100	35,895,273
Nestle SA (Registered)	206,988	45,076,106
Novartis AG (Registered)	976,358	35,901,922
Roche Holding AG	375,103	28,724,285
Swiss Re (Registered)	283,927	17,434,381
Syngenta AG (Registered)	246,969	13,577,961
UBS AG (Registered)	325,200	17,542,294
(Cost $181,517,485)		206,883,281
Taiwan 1.1%
Chunghwa Telecom Co., Ltd. (ADR)	592,000	8,359,040
Hon Hai Precision Industry Co., Ltd.	2,400,598	9,932,052
(Cost $17,837,904)		18,291,092
United Kingdom 18.2%
Anglo American PLC	812,200	15,130,069
AstraZeneca PLC	796,024	30,472,578
BAA PLC	1,313,332	9,434,440
BHP Billiton PLC	3,587,442	23,481,870
BOC Group PLC	401,500	5,461,660
BP PLC	5,015,143	33,893,575
British Sky Broadcasting Group PLC*	1,161,986	12,118,131
GlaxoSmithKline PLC	1,292,764	24,581,212
Granada Compass PLC	4,972,854	8,029,830
Hilton Group PLC	3,335,822	10,221,138
HSBC Holdings PLC	2,573,995	32,966,665
Reuters Group PLC	1,199,400	4,676,447
Royal Bank of Scotland Group PLC	1,433,787	35,552,171
Scottish & Southern Energy PLC	1,143,209	11,346,004
Shell Transport & Trading Co., PLC	4,172,702	26,063,776
Vodafone Group PLC	20,063,647	36,585,386
(Cost $271,274,184)		320,014,952
Total Common Stocks (Cost $1,495,777,717)		1,741,067,354

Preferred Stocks 0.8%
Germany
Henkel KGaA (Cost $14,098,360)	221,744	14,109,505

Cash Equivalents 0.0%
Scudder Cash Management QP Trust, 1.09% (b) (Cost $1,295)	1,295	1,295
Total Investment Portfolio - 100.0% (Cost $1,509,877,372) (a)		1,755,178,154

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,532,434,733. At August 31, 2003, net unrealized appreciation for all securities based on tax cost was $222,743,421. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $250,728,569 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $27,985,148.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2003
Assets
Investments: Investments in securities, at value (cost $1,509,876,077)	$ 1,755,176,859
Investment in Scudder Cash Management QP Trust (cost $1,295)	1,295
Total investments in securities, at value (cost $1,509,877,372)	1,755,178,154
Cash	9,102
Foreign currency, at value (cost $17,997,646)	18,058,385
Receivable for investments sold	6,186,289
Dividends receivable	3,642,752
Receivable for Fund shares sold	4,735,773
Foreign taxes recoverable	4,799,027
Total assets	1,792,609,482
Liabilities
Payable for investments purchased	11,285,643
Notes payable	1,450,000
Payable for Fund shares redeemed	17,892,494
Accrued management fee	941,587
Other accrued expenses and payables	999,965
Total liabilities	32,569,689
Net assets, at value	$ 1,760,039,793
Net Assets
Net assets consist of: Undistributed net investment income	13,740,820
Net unrealized appreciation (depreciation) on: Investments	245,300,782
Foreign currency related transactions	454,310
Accumulated net realized gain (loss)	(1,466,395,690)
Paid-in capital	2,966,939,571
Net assets, at value	$ 1,760,039,793

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($204,128,991 / 6,152,932 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 33.18
Maximum offering price per share (100 / 94.25 of $33.18)	$ 35.20
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($46,994,920 / 1,435,194 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 32.74
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($21,869,730 / 668,040 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 32.74
Maximum offering price per share (100 / 99.00 of $32.74)	$ 33.07
Barrett International Shares Net Asset Value, offering and redemption price per share ($952,292 / 28,420 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 33.51
Class I Net Asset Value, offering and redemption price per share ($20,511,499 / 616,338 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 33.28
Class AARP Net Asset Value, offering and redemption price per share ($21,324,924 / 639,707 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 33.34
Class S Net Asset Value, offering and redemption price (a) per share ($1,444,257,437 / 43,294,098 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 33.36

(a) Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended ended August 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,335,018)	$ 41,643,561
Interest - Scudder Cash Management QP Trust	277,910
Interest	647,728
Total Income	42,569,199
Expenses: Management fee	12,321,821
Administrative fee	9,209,992
Distribution service fees	1,136,160
Directors' fees and expenses	68,671
Interest expense	32,030
Other	41,328
Total expenses	22,810,002
Net investment income (loss)	19,759,197
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (including foreign taxes of $274,366)	(244,968,483)
Foreign currency related transactions	(1,517,904)
(246,486,387)
Net unrealized appreciation (depreciation) during the period on: Investments	260,654,623
Foreign currency related transactions	62,702
260,717,325
Net gain (loss) on investment transactions	14,230,938
Net increase (decrease) in net assets resulting from operations	$ 33,990,135

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2003	2002
Operations: Net investment income (loss)	$ 19,759,197	$ 13,613,960
Net realized gain (loss) on investment transactions	(246,486,387)	(565,204,266)
Net unrealized appreciation (depreciation) on investment transactions during the period	260,717,325	(56,816,091)
Net increase (decrease) in net assets resulting from operations	33,990,135	(608,406,397)
Distributions to shareholders from: Net investment income: Class A	(1,367,962)	(186,870)
Barrett International Shares	(10,177)	(6,225)
Class I	(172,913)	(104,336)
Class AARP	(203,517)	(101,518)
Class S	(15,745,881)	(8,762,282)
Fund share transactions: Proceeds from shares sold	687,530,684	1,441,261,691
Reinvestment of distributions	15,744,061	7,830,686
Cost of shares redeemed	(1,173,665,773)	(2,369,860,420)
Redemption fees	178,847	196,355
Net increase (decrease) in net assets from Fund share transactions	(470,212,181)	(920,571,688)
Increase (decrease) in net assets	(453,722,496)	(1,538,139,316)
Net assets at beginning of period	2,213,762,289	3,751,901,605
Net assets at end of period (including undistributed net investment income of $13,740,820 and $13,274,344, respectively)	$ 1,760,039,793	$ 2,213,762,289

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A(a)
Years Ended August 31,	2003	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 32.35	$ 40.03	$ 57.54	$ 54.78	$ 53.33
Income (loss) from investment operations:
Net investment income (loss)[c]	.26	.10	.06	.06	(.02)
Net realized and unrealized gain (loss) on investment transactions	.79	(7.76)	(14.89)	9.20	1.47
Total from investment operations	1.05	(7.66)	(14.83)	9.26	1.45
Less distributions from: Net investment income	(.22)	(.02)	-	-	-
Net realized gain on investment transactions	-	-	(2.68)	(6.50)	-
Total distributions	(.22)	(.02)	(2.68)	(6.50)	-
Redemption fees	-***	-***	-	-	-
Net asset value, end of period	$ 33.18	$ 32.35	$ 40.03	$ 57.54	$ 54.78
Total Return (%)[d]	3.28	(19.13)	(26.63)	16.58	2.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	204	218	312.41		2.8
Ratio of expenses (%)	1.49	1.31[e]	1.33	1.47[f]	1.63*
Ratio of net investment income (loss) (%)	.84	.28	.17	.09	(.09)**
Portfolio turnover rate (%)	104	105	85	83	82*
[a] On December 29, 2000, Class R Shares were redesignated as Class A.
[b] For the period from August 2, 1999 (commencement of sales of Class R Shares) to August 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 1.33%.
[f] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.47%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 31.95	$ 39.83	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[b]	.03	(.17)	(.11)
Net realized and unrealized gain (loss) on investment transactions	.76	(7.71)	(10.20)
Total from investment operations	.79	(7.88)	(10.31)
Redemption fees	-***	-***	-
Net asset value, end of period	$ 32.74	$ 31.95	$ 39.83
Total Return (%)[c]	2.47	(19.78)	(20.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	60	92
Ratio of expenses (%)	2.27	2.08[d]	2.13*
Ratio of net investment income (loss) (%)	.06	(.49)	(.35)*
Portfolio turnover rate (%)	104	105	85
[a] For the period from December 29, 2000 (commencement of sales of Class B shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 2.13%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 31.94	$ 39.82	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[b]	.03	(.17)	(.12)
Net realized and unrealized gain (loss) on investment transactions	.77	(7.71)	(10.20)
Total from investment operations	.80	(7.88)	(10.32)
Redemption fees	-***	-***	-
Net asset value, end of period	$ 32.74	$ 31.94	$ 39.82
Total Return (%)[c]	2.50	(19.79)	(20.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	24	32
Ratio of expenses (%)	2.26	2.11	2.11*
Ratio of net investment income (loss) (%)	.07	(.52)	(.33)*
Portfolio turnover rate (%)	104	105	85
[a] For the period from December 29, 2000 (commencement of sales of Class C shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Barrett International Shares
Years Ended August 31,	2003	2002	2001	2000	1999[a]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 32.61	$ 40.37	$ 57.95	$ 54.94	$ 50.14	$ 52.40
Income (loss) from investment operations:
Net investment income (loss)[c]	.39	.19	.19	.25	.25[d]	.52[e]
Net realized and unrealized gain (loss) on investment transactions	.81	(7.83)	(15.00)	9.45	7.20	2.78
Total from investment operations	1.20	(7.64)	(14.81)	9.70	7.45	3.30
Less distributions from: Net investment income	(.30)	(.12)	(.09)	(.19)	-	-
Net realized gain on investment transactions	-	-	(2.68)	(6.50)	(2.65)	(5.56)
Total distributions	(.30)	(.12)	(2.77)	(6.69)	(2.65)	(5.56)
Redemption fees	-***	-***	-	-	-	-
Net asset value, end of period	$ 33.51	$ 32.61	$ 40.37	$ 57.95	$ 54.94	$ 50.14
Total Return (%)	3.77	(18.95)	(26.42)	17.31	15.27**	6.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	9	26	25	23
Ratio of expenses (%)	1.06	1.06	1.07	.96	1.03*	1.08*
Ratio of net investment income (loss) (%)	1.27	.53	.43	.39	1.11*	1.02*
Portfolio turnover rate (%)	104	105	85	83	82*	80
[a] For the five months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from March 31 to August 31.
[b] For the period from April 3, 1998 (commencement of sales of Barrett International Shares) to March 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Net investment income per share includes non-recurring dividend income amounting to $.02 per share.
[e] Net investment income per share includes non-recurring dividend income amounting to $.09 per share.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class I
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 32.42	$ 40.13	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[b]	.43	.28	.23
Net realized and unrealized gain (loss) on investment transactions	.80	(7.79)	(10.24)
Total from investment operations	1.23	(7.51)	(10.01)
Less distributions from: Net investment income	(.37)	(.20)	-
Redemption fees	-***	-***	-
Net asset value, end of period	$ 33.28	$ 32.42	$ 40.13
Total Return (%)	3.90	(18.76)	(19.96)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	16	22
Ratio of expenses (%)	.92	.83	.84*
Ratio of net investment income (loss) (%)	1.41	.76	.86*
Portfolio turnover rate (%)	104	105	85
[a] For the period from December 29, 2000 (commencement of sales of Class I shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended August 31,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 32.51	$ 40.24	$ 57.74	$ 57.26
Income (loss) from investment operations: Net investment income (loss)[b]	.33	.19	.20	.01
Net realized and unrealized gain (loss) on investment transactions	.80	(7.80)	(14.96)	.47
Total from investment operations	1.13	(7.61)	(14.76)	.48
Less distributions from: Net investment income	(.30)	(.12)	(.06)	-
Net realized gain on investment transactions	-	-	(2.68)	-
Total distributions	(.30)	(.12)	(2.74)	-
Redemption fees	-***	-***	-	-
Net asset value, end of period	$ 33.34	$ 32.51	$ 40.24	$ 57.74
Total Return (%)	3.53	(18.94)	(26.43)	.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	24	36	71
Ratio of expenses (%)	1.25	1.06	1.04[c]	1.05*
Ratio of net investment income (loss) (%)	1.08	.53	.46	.30*
Portfolio turnover rate (%)	104	105	85	83
[a] For the period from August 14, 2000 (commencement of sales of Class AARP shares) to August 31, 2000.
[b] Based on average shares outstanding during the period.
[c] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. The ratio without this reduction was 1.07%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended August 31,	2003	2002	2001	2000	1999[a]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 32.51	$ 40.24	$ 57.73	$ 54.82	$ 50.07	$ 52.06
Income (loss) from investment operations:
Net investment income (loss)[c]	.35	.19	.18	.16	.20[d]	.47[e]
Net realized and unrealized gain (loss) on investment transactions	.80	(7.80)	(14.94)	9.38	7.20	3.10
Total from investment operations	1.15	(7.61)	(14.76)	9.54	7.40	3.57
Less distributions from: Net investment income	(.30)	(.12)	(.05)	(.13)	-	-
Net realized gain on investment transactions	-	-	(2.68)	(6.50)	(2.65)	(5.56)
Total distributions	(.30)	(.12)	(2.73)	(6.63)	(2.65)	(5.56)
Redemption fees	-***	-***	-	-	-	-
Net asset value, end of period	$ 33.36	$ 32.51	$ 40.24	$ 57.73	$ 54.82	$ 50.07
Total Return (%)	3.62	(18.94)	(26.44)	17.09	15.19**	7.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,444	1,872	3,248	4,841	3,610	3,090
Ratio of expenses (%)	1.18	1.06	1.07	1.12	1.21*	1.17
Ratio of net investment income (loss) (%)	1.15	.53	.43	.25	.93*	.92
Portfolio turnover rate (%)	104	105	85	83	82*	80
[a] For the five months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from March 31 to August 31.
[b] For the year ended March 31.
[c] Based on average shares outstanding during the period.
[d] Net investment income per share includes non-recurring dividend income amounting to $.02 per share.
[e] Net investment income per share includes non-recurring dividend income amounting to $.09 per share.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Barrett International Shares are offered to a limited group of investors and are not subject to initial or contingent deferred sales charges. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Gains realized upon disposition of Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities. The Fund is also subject to a 20% Taiwan dollar income tax on certain stock dividends.

At August 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $1,341,351,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009 ($12,330,000), August 31, 2010 ($866,613,000) and August 31, 2011 ($462,408,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through August 31, 2003, the Fund incurred approximately $102,487,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 13,740,820
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,341,351,000)
Net unrealized appreciation (depreciation) on investments	$ 222,743,421

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2003	2002
Distributions from ordinary income*	$ 17,500,450	$ 9,161,231

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $1,866,251,819 and $2,313,293,234, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.675% of the first $6,000,000,000 of the Fund's average daily net assets, 0.625% of the next $1,000,000,000 of such net assets, and 0.60% of such net assets in excess of $7,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.675% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.40%, 0.45%, 0.425%, 0.375%, 0.15%, 0.375% and 0.375% of the average daily net assets for Class A, B, C, Barrett International Shares, I, AARP and S shares, respectively, computed and accrued daily and payable monthly for the period September 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund's Directors approved new Administrative Fee rates of 0.67%, 0.69%, 0.68%, 0.375%, 0.265%, 0.665% and 0.565% of the average daily net assets for Class A, B, C, Barrett International Shares, I, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class AARP, Class S and Barrett International Shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended August 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at August 31, 2003
Class A	$ 1,093,159	$ 115,687
Class B	297,358	29,602
Class C	124,838	13,702
Barrett International Shares	3,505	324
Class I	53,045	5,563
Class AARP	116,408	11,508
Class S	7,521,679	704,593
	$ 9,209,992	$ 880,979

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Directors of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.345%, 1.365%, 1.355%, 1.24%, 0.94%, 1.34% and 1.24% of average daily net assets for Class A, B, C, Barrett International Shares, I, AARP and S shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, director and director counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2003
Class B	$ 370,196	$ 32,176
Class C	158,246	14,786
	$ 528,442	$ 46,962

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2003	Effective Rate
Class A	$ 442,366	$ 38,133.23%
Class B	116,310	5,578.24%
Class C	49,042	2,390.23%
	$ 607,718	$ 46,101

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended August 31, 2003 aggregated $14,507 and $24, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2003, the CDSC for Class B and C shares aggregated $139,518 and $1,121, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2003, SDI received $7,913.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. At the end of the period, $1,450,000 was outstanding. Interest expense incurred on the borrowings amounted to $32,030 for the year ended August 31, 2003. The average dollar amount of the borrowings was $7,751,000 and the weighted average interest rate on these borrowings was 1.724%.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,390,778	$ 132,970,984	14,239,297	$ 501,643,324
Class B	538,202	16,166,860	842,303	29,599,798
Class C	199,378	5,928,812	387,782	13,562,314
Barrett International Shares	-	-	8,701	327,898
Class I	1,710,135	52,165,661	178,184	6,336,620
Class AARP	82,354	2,553,418	224,547	7,980,231
Class S	15,635,298	477,744,949	24,680,492	881,811,506
		$ 687,530,684		$ 1,441,261,691
Shares issued to shareholders in reinvestment of distributions
Class A	43,037	$ 1,305,728	5,065	$ 179,071
Barrett International Shares	333	10,177	175	6,226
Class I	5,705	172,913	2,954	104,336
Class AARP	6,246	190,134	2,701	95,831
Class S	462,059	14,065,109	209,844	7,445,222
		$ 15,744,061		$ 7,830,686
Shares redeemed
Class A	(5,005,960)	$ (151,733,484)	(15,313,339)	$ (545,398,998)
Class B	(967,846)	(28,997,913)	(1,283,685)	(45,224,981)
Class C	(279,479)	(8,325,917)	(455,801)	(16,063,790)
Barrett International Shares	(5,948)	(187,196)	(194,218)	(7,087,724)
Class I	(1,596,759)	(46,854,629)	(234,424)	(8,333,092)
Class AARP	(184,417)	(5,616,789)	(394,886)	(14,125,918)
Class S	(30,377,705)	(931,949,845)	(48,037,513)	(1,733,625,917)
		$ (1,173,665,773)		$ (2,369,860,420)
Redemption fees	-	$ 178,847	-	$ 196,355
Net increase (decrease)
Class A	(572,145)	$ (17,456,772)	(1,068,977)	$ (43,576,603)
Class B	(429,644)	(12,831,053)	(441,382)	(15,625,183)
Class C	(80,101)	(2,397,105)	(68,019)	(2,501,476)
Barrett International Shares	(5,615)	(177,019)	(185,342)	(6,753,600)
Class I	119,081	5,483,945	(53,286)	(1,892,136)
Class AARP	(95,817)	(2,873,237)	(167,638)	(6,049,856)
Class S	(14,280,348)	(439,960,940)	(23,147,177)	(844,172,834)
		$ (470,212,181)		$ (920,571,688)

Report of Independent Auditors

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 23, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $6,609,384 and earned $24,535,920 of foreign source income during the year ended August 31, 2003. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.13 per share as foreign taxes paid and $0.47 per share as income earned from foreign sources for the year ended August 31, 2003.

For federal income tax purposes, the Fund designates $1,800,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of August 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (56) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Director, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Alexander Black (39) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Oliver Kratz (31) Vice President, 2002-present	Director, Deutsche Asset Management	n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul Rogers (46) Vice President, 2001-present	Managing Director, Deutsche Asset Management	n/a
Andrew Stubing (37) Vice President, 2002-present	Director, Deutsche Asset Management	n/a
Alex Tedder (39) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Charles A. Rizzo (46) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	You can obtain a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities by calling toll free (800) 621-1048, by visiting scudder.com and using the search feature, enter Proxy Voting, or by visiting the SEC's website at www.sec.gov.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SUIAX	SUIBX	SUICX
CUSIP Number	811165-810	811165-794	811165-786
Fund Number	468	668	768

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	You can obtain a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities by calling your service representative, by visiting aarp.scudder.com or myScudder.com and using the search feature, enter Proxy Voting, or by visiting the SEC's website at www.sec.gov.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AINTX	SCINX
Fund Number	168	068

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, August 31, 2003, the Scudder International Fund has adopted a code of ethics,  as defined in Item 2 of Form N-CSR,  that  applies to its President and Treasurer and its Chief Financial  Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder International Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder International Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               October 22, 2003
                                    ---------------------------